Goldman Sachs Trust

Goldman Sachs Fixed Income Funds

Goldman Sachs Short Duration Tax-Free Fund

Class A, B and C Shares

Institutional Shares
Service Shares

Supplement dated November 22, 2002 to

Prospectuses dated March 1, 2002

Effective November 22, 2002, the information under “Fund Investment Objectives and Strategies — Short Duration Tax-Free Fund” is modified as follows:

1. The benchmark of the Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) will change from the Lehman Brothers Three-Year Municipal Bond Index to the Lehman Brothers 1-3 Municipal Bond Index. This new Index represents investment grade municipal bonds with maturities greater than one year and less than 4 years.

2. The Fund’s target duration will be the Lehman Brothers 1-3 Municipal Bond Index, plus or minus 0.5 years. The Fund’s maximum duration will be shortened from 4 years to 3.5 years.

3. The Fund’s expected approximate interest rate sensitivity will be the 2.5-year municipal bond.

The Fund’s investment objective, credit quality guidelines and other principal investment strategies will remain unchanged.

FISTCK 11-02